                                THE PILLAR FUNDS

                                 CLASS I SHARES

                                   PROSPECTUS

                                 APRIL 30, 2001


                               MONEY MARKET FUNDS
                   U.S. TREASURY SECURITIES MONEY MARKET FUND
                          TAX-EXEMPT MONEY MARKET FUND
                       PRIME OBLIGATION MONEY MARKET FUND

                               FIXED INCOME FUNDS
                  INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
                                FIXED INCOME FUND
                     PENNSYLVANIA MUNICIPAL SECURITIES FUND
                      NEW JERSEY MUNICIPAL SECURITIES FUND
                              HIGH YIELD BOND FUND

                            EQUITY AND BALANCED FUNDS
                                  BALANCED FUND
                               EQUITY INCOME FUND
                                EQUITY INDEX FUND
                                EQUITY VALUE FUND
                               EQUITY GROWTH FUND
                                  MID CAP FUND
                            INTERNATIONAL EQUITY FUND

                               INVESTMENT ADVISOR:
                         FLEET INVESTMENT ADVISORS INC.

                     THE SECURITIES AND EXCHANGE COMMISSION
                      HAS NOT APPROVED OR DISAPPROVED THESE
                          SECURITIES OR PASSED UPON THE
                          ADEQUACY OF THIS PROSPECTUS.

            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The Pillar Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class I Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. IN THE NEXT COLUMN, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                        PAGE

     U.S. TREASURY SECURITIES MONEY MARKET FUND.........................  4
     TAX-EXEMPT MONEY MARKET FUND.......................................  6
     PRIME OBLIGATION MONEY MARKET FUND.................................  9
     INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND....................... 12
     FIXED INCOME FUND.................................................. 15
     PENNSYLVANIA MUNICIPAL SECURITIES FUND............................. 18
     NEW JERSEY MUNICIPAL SECURITIES FUND............................... 21
     HIGH YIELD BOND FUND............................................... 24
     BALANCED FUND...................................................... 27
     EQUITY INCOME FUND................................................. 31
     EQUITY INDEX FUND.................................................. 34
     EQUITY VALUE FUND.................................................. 37
     EQUITY GROWTH FUND................................................. 40
     MID CAP FUND....................................................... 43
     INTERNATIONAL EQUITY FUND.......................................... 46
     MORE INFORMATION ABOUT RISK........................................ 49
     MORE INFORMATION ABOUT FUND INVESTMENTS............................ 54
     THE INVESTMENT ADVISOR, SUB-ADVISOR
         AND PORTFOLIO MANAGERS......................................... 54
     PURCHASING, SELLING AND EXCHANGING FUND SHARES..................... 56
     DISTRIBUTION OF FUND SHARES........................................ 59
     DIVIDENDS AND DISTRIBUTIONS........................................ 59
     TAXES.............................................................. 60
     FINANCIAL HIGHLIGHTS............................................... 61
     HOW TO OBTAIN MORE INFORMATION ABOUT
         THE PILLAR FUNDS.........................................Back Cover

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help each Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The investment managers' judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund (other than a Money Market Fund) is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The sensitivity of a Fund's net asset value to a change in the value of a single security depends upon what proportion the security is of the Fund's entire investment portfolio.

U.S. TREASURY SECURITIES MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                  Preserve principal value and maintain a high
                                 degree of liquidity while providing current income

INVESTMENT FOCUS                 Money market instruments issued by the U.S.
                                 Treasury

SHARE PRICE VOLATILITY           Very low

PRINCIPAL INVESTMENT STRATEGY    Investing in short-term U.S. dollar-denominated
                                 obligations of the U.S. Treasury and repurchase agreements

INVESTOR PROFILE                 Conservative investors who want to receive
                                 income through a liquid investment

INVESTMENT STRATEGY OF THE U.S. TREASURY SECURITIES MONEY MARKET FUND

The Fund invests exclusively in short-term U.S. dollar-denominated money market instruments issued by the U.S. Treasury and repurchase agreements that are fully collateralized by U.S. Treasury securities. The Fund will maintain an average dollar weighted maturity of 60 days or less, and will only acquire securities that have a remaining maturity of 397 days or less. The Advisor's investment selection process seeks to increase the Fund's potential for current income through analysis of the available yields among the Fund's permitted investments and "positioning on the yield curve" - that is, balancing the desire to earn attractive rates of interest with the need to maintain an appropriate maturity level. The Advisor actively manages the maturity of the Fund based on current market interest rates and its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

PRINCIPAL RISKS OF INVESTING IN THE U.S. TREASURY SECURITIES MONEY MARKET FUND

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                         1993                    2.46%
                         1994                    3.44%
                         1995                    5.05%
                         1996                    4.53%
                         1997                    4.55%
                         1998                    4.70%
                         1999                    4.33%
                         2000                    X.XX%

                        BEST QUARTER        WORST QUARTER
                            X.XX%               X.XX%
                         (XX/XX/XX)           (XX/XX/XX)

Call 1-800-932-7782 or visit the Fund's website, WWW.PILLARFUNDS.COM, for the Fund's most current 7-day yield.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000.

CLASS I SHARES                                              1 YEAR           5 YEARS       SINCE INCEPTION
----------------------------------------------------- ----------------- ---------------- -------------------
U.S. TREASURY SECURITIES MONEY MARKET FUND                 X.XX%              X.XX%          X.XX%*

*  Since 4/1/92

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                        CLASS I SHARES
----------------------------------------------- ------------------------------
Management Fees                                          0.35%
Other Expenses                                           X.XX%
                                                         -----
Total Annual Fund Operating Expenses                     X.XX%

For more information about these fees, see "Investment Advisor and Sub-Advisor."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 YEAR            3 YEARS              5 YEARS           10 YEARS
           $XXX                $XXX                  $XXX               $XXX

TAX-EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                         Preserve principal value and maintain a
                                        high degree of liquidity while providing current income that is exempt from federal income tax

INVESTMENT FOCUS                        Tax-free money market instruments

SHARE PRICE VOLATILITY                  Very low

PRINCIPAL INVESTMENT STRATEGY           Investing substantially all of its
                                        assets in a well diversified portfolio
                                        of short-term municipal securities
                                        which pay interest that is exempt from
                                        federal income taxes

INVESTOR PROFILE                        Conservative taxable investors who
                                        want to receive current income exempt
                                        from federal taxes through a liquid
                                        investment

INVESTMENT STRATEGY OF THE TAX-EXEMPT MONEY MARKET FUND

The Fund invests substantially all of its assets in a broad range of high quality short-term municipal money market instruments that pay interest that is exempt from federal income taxes. The issuers of these securities may be state and local governments and agencies located in any of the fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Fund's portfolio will be well diversified among these issuers, and will be comprised only of short-term debt securities that are rated in the two highest categories by nationally recognized rating organizations, or have been determined by the Advisor to be of equal quality. The Fund will maintain an average dollar weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less.

The Advisor's investment selection process seeks to increase the Fund's potential for current income through a strategy that takes advantage of pricing inefficiencies that often occur in the market for municipal securities. The Advisor actively manages the maturity of the Fund based on current market interest rates and its outlook on the various economic factors which influence the market for short-term municipal instruments and future interest rate predictions. Securities are chosen based on the issuer's financial condition, the financial condition of any person or company which guarantees the credit of the issuer, liquidity and competitive yield. The Fund attempts to avoid purchasing or holding securities that are subject to a decline in credit quality of the issue through ongoing monitoring of the credit quality of each issuer and any person or company providing credit support.

PRINCIPAL RISKS OF INVESTING IN THE TAX-EXEMPT MONEY MARKET FUND

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                          1993                      1.99%
                          1994                      2.27%
                          1995                      3.42%
                          1996                      2.94%
                          1997                      3.10%
                          1998                      2.98%
                          1999                      2.70%
                          2000                      X.XX%

                      BEST QUARTER              WORST QUARTER
                         X.XX%                       X.XX%
                       (XX/XX/XX)                 (XX/XX/XX)

Call 1-800-932-7782 or visit the Fund's website, WWW.PILLARFUNDS.COM, for the Fund's most current 7-day yield.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000.

CLASS I SHARES                                   1 YEAR              5 YEARS            SINCE INCEPTION
----------------------------------------- ------------------- -------------------- -------------------------
TAX-EXEMPT MONEY MARKET FUND                    X.XX%                X.XX%                 X.XX%*

*        Since 4/6/92

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

                                                       CLASS I SHARES
-------------------------------------------------- ----------------------
Management Fees                                           0.35%
Other Expenses                                            X.XX%
                                                          -----
Total Annual Fund Operating Expenses                      X.XX%


--------------------------------------------------------------------------------
* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Advisor waived a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Advisor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses are expected to be as follows:

         Tax-Exempt Money Market Fund - Class I               X.XX%

For more information about these fees, see "Investment Advisor and Sub-Advisor."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 YEAR            3 YEARS          5 YEARS         10 YEARS
           $XXX                $XXX              $XXX             $XXX

PRIME OBLIGATION MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                     Preserve principal value and maintain a high
                                    degree of liquidity while providing current income

INVESTMENT FOCUS                    Money market instruments

SHARE PRICE VOLATILITY              Very low

PRINCIPAL INVESTMENT STRATEGY       Investing in a broad range of short-term
                                    high quality U.S. dollar-denominated debt securities

INVESTOR PROFILE                    Conservative investors who want to receive
                                    current income through a liquid investment

INVESTMENT STRATEGY OF THE PRIME OBLIGATION MONEY MARKET FUND

The Fund invests in a broad range of high quality short-term U.S. dollar-denominated money market instruments, such as obligations of the U.S. Treasury; agencies and instrumentalities of the U.S. government; domestic and foreign banks; domestic and foreign corporations; supranational entities; and foreign governments. The Fund may also enter into fully collateralized repurchase agreements. The Fund's portfolio is comprised only of short-term debt securities that are rated in the two highest categories by nationally recognized rating organizations or securities that the Advisor determines are of equal quality. The Fund will maintain an average dollar weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less.

The Advisor's investment selection process seeks to increase the Fund's potential for current income through (i) security selection; (ii) managing the Fund's mix of government, corporate and bank obligations; and (iii) "positioning on the yield curve" - that is, balancing the desire to earn attractive rates of interest with the need to maintain an appropriate maturity level. Securities are chosen based on the issuer's financial condition, the financial condition of any person or company which guarantees the credit of the issuer, liquidity and competitive yield. The Advisor carefully evaluates and monitors the creditworthiness of each issuer and any person or company providing credit support.

PRINCIPAL RISKS OF INVESTING IN THE PRIME OBLIGATION MONEY MARKET FUND

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           1993                      2.65%
                           1994                      3.67%
                           1995                      5.40%
                           1996                      4.83%
                           1997                      5.02%
                           1998                      5.02%
                           1999                      4.65%
                           2000                      X.XX%

                     BEST QUARTER               WORST QUARTER
                         X.XX%                       X.XX%
                      (XX/XX/XX)                  (XX/XX/XX)

Call 1-800-932-7782 or visit the Fund's website, WWW.PILLARFUNDS.COM, for the Fund's most current 7-day yield.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000.

CLASS I SHARES                                          1 YEAR           5 YEARS          SINCE INCEPTION
-------------------------------------------------- ---------------- ----------------- -----------------------
Prime Obligation Money Market Fund                       X.XX%           X.XX%                 X.XX%*

*  Since 4/1/92

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                            CLASS I SHARES
------------------------------------------------------- ----------------------
Management Fees                                                 0.35%
Other Expenses                                                  X.XX%
                                                                -----
Total Annual Fund Operating Expenses                            X.XX%

For more information about these fees, see "Investment Advisor and Sub-Advisor."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

           1 YEAR           3 YEARS          5 YEARS            10 YEARS
           $XXX              $XXX              $XXX                $XXX

INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

FUND SUMMARY

INVESTMENT GOAL                      Preserve principal value and maintain a
                                     high degree of liquidity while providing current income

INVESTMENT FOCUS                     Intermediate-term fixed income obligations
                                     of the U.S. Treasury and U.S. government agencies

SHARE PRICE VOLATILITY               Low

PRINCIPAL INVESTMENT STRATEGY        Investing in a portfolio of U.S. Treasury
                                     obligations and U.S. government agency
                                     obligations to attempt to maximize return while limiting risk

INVESTOR PROFILE                     Conservative investors who want to receive
                                     income through a liquid investment

INVESTMENT STRATEGY OF THE INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

The Fund attempts to invest fully in fixed income obligations issued by the U.S. Treasury and U.S. government agencies. In selecting investments for the Fund, the Advisor analyzes current market conditions and anticipated changes in bond prices to attempt to obtain the highest possible yield with the least amount of risk. The Advisor actively manages the maturity of the Fund's portfolio and purchases securities with competitive yields in relation to other available securities which will mature in three to ten years. Under normal circumstances, the Advisor anticipates that the Fund's dollar-weighted average maturity will be approximately three years; however, the Advisor may vary this average maturity substantially in anticipation of a change in the interest rate environment, but in no event will it exceed ten years. The Advisor continually monitors the securities held by the Fund and may sell a security to adjust the maturity of the Fund or if better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its investment approach, which focuses on U.S. government fixed income securities, may perform differently than mutual funds which focus on different fixed income market segments or other asset classes.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                         1993                     8.32%
                         1994                    -4.85%
                         1995                    15.00%
                         1996                     3.26%
                         1997                     6.96%
                         1998                     6.60%
                         1999                    -0.83%
                         2000                     X.XX%

                   BEST QUARTER                 WORST QUARTER
                       X.XX%                         X.XX%
                    (XX/XX/XX)                    (XX/XX/XX)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX.

CLASS I SHARES                                                                 1 YEAR     5 YEARS    SINCE INCEPTION
---------------------------------------------------------------------------- ---------- ---------- -------------------
INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND                                   X.XX%      X.XX%         X.XX%*
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX                   X.XX%      X.XX%         X.XX%**

*    Since 4/1/92
**   Since 4/30/92

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U. S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the index are rated investment grade (BBB) or higher, with maturities of 1 to 10 years.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

                                                        CLASS I SHARES
--------------------------------------------------- ----------------------
Management Fees                                             0.60%
Other Expenses                                              X.XX%
                                                            ----
Total Annual Fund Operating Expenses                        X.XX%

--------------------------------------------------------------------------------
* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Advisor waived a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Advisor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses are expected to be as follows:

         Intermediate-Term Government Securities Fund - Class I      X.XX%

For more information about these fees, see "Investment Advisor and Sub-Advisor."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 YEAR              3 YEARS            5 YEARS           10 YEARS
           $XXX                  $XXX                $XXX                $XXX

FIXED INCOME FUND

FUND SUMMARY

INVESTMENT GOAL                    High level of total return, through current
                                   income and capital appreciation, consistent with preservation of capital

INVESTMENT FOCUS                   Fixed income securities

SHARE PRICE VOLATILITY             Low

PRINCIPAL INVESTMENT STRATEGY      Investing in fixed income securities issued
                                   by the U.S. government and U.S. corporate debt obligations

INVESTOR PROFILE                   Investors who seek a high level of total
                                   return consistent with the preservation of capital

INVESTMENT STRATEGY OF THE FIXED INCOME FUND

The Fund pursues its investment goal by investing primarily in U.S. Treasury and U.S. government agency obligations, including mortgage-backed securities, and corporate debt securities that are rated in one of the three highest ratings categories by a nationally recognized rating organization. The Advisor's investment selection process begins with a top-down analysis of general economic conditions to determine how the Fund's investments will be weighted among the U.S. Treasury, government agency and corporate sectors. The Advisor conducts credit analysis of the corporate issues to find companies which may be poised for credit upgrades. In doing so, the Advisor considers not only the yields of particular issues, but also the potential for price appreciation due to improved credit standing of a security's issuer. The Advisor diversifies the Fund's investments in corporate debt among the major industry sectors. The Advisor continually monitors the sector weighting of the Fund and may sell a security when there is a fundamental change in a company's or sector's prospects or better investment opportunities become available. If a security's credit rating is downgraded, the Advisor will immediately review that security and take appropriate action, including the possible sale of that security. The Advisor may purchase securities with any stated remaining maturity, but under normal circumstances, the Fund will maintain a dollar-weighted average maturity of less than 15 years. The Advisor may vary maturity if it believes interest rates will change in the future.

PRINCIPAL RISKS OF INVESTING IN THE FIXED INCOME FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that its investment approach, which focuses on U.S. government and corporate fixed income securities, may perform differently than other mutual funds which focus on different fixed income market segments or other asset classes.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                            1993                     11.06%
                            1994                     -5.66%
                            1995                     17.76%
                            1996                      2.94%
                            1997                      7.78%
                            1998                      7.80%
                            1999                     -1.71%
                            2000                      X.XX%

                    BEST QUARTER                WORST QUARTER
                        X.XX%                        X.XX%
                     (XX/XX/XX)                   (XX/XX/XX)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX.

CLASS I SHARES                                                                 1 YEAR     5 YEARS    SINCE INCEPTION
--------------------------------------------------------------------------- ----------- ---------- -------------------
FIXED INCOME FUND                                                            X.XX%       X.XX%         X.XX%*
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX                 X.XX%       X.XX%         X.XX%**

*    Since 4/1/92
**   Since 4/30/92

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Intermediate

Government/Corporate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U. S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the index are rated investment grade (BBB) or higher, with maturities of 1 to 10 years.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

                                              CLASS I SHARES
----------------------------------------- ----------------------
Management Fees                                   0.60%
Other Expenses                                    X.XX%
                                                  ----
Total Annual Fund Operating Expenses              X.XX%

--------------------------------------------------------------------------------
* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Advisor waived a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Advisor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses are expected to be as follows:

         Fixed Income Fund - Class I                       X.XX%

For more information about these fees, see "Investment Advisor and Sub-Advisor."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 YEAR               3 YEARS            5 YEARS             10 YEARS
           $XXX                    $XXX               $XXX                 $XXX

PENNSYLVANIA MUNICIPAL SECURITIES FUND

FUND SUMMARY

INVESTMENT GOAL                      Current income exempt from both federal
                                     and Pennsylvania state income tax,
                                     consistent with preservation of capital

INVESTMENT FOCUS                     Tax-free Pennsylvania municipal securities

SHARE PRICE VOLATILITY               Medium

PRINCIPAL INVESTMENT STRATEGY        Invests in municipal obligations which
                                     pay interest that is exempt from both
                                     federal and Pennsylvania state income tax

INVESTOR PROFILE                     Conservative taxable investors who want to
                                     receive current income exempt from federal and Pennsylvania state income tax and are willing to bear the risk of investing in a portfolio of securities affected by changes in economic conditions and governmental policies within Pennsylvania

INVESTMENT STRATEGY OF THE PENNSYLVANIA MUNICIPAL SECURITIES FUND

The Fund pursues its investment goal by investing substantially all of its assets in municipal securities that generate income exempt from federal and Pennsylvania state income taxes. These securities include securities of municipal issuers located in Pennsylvania, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Fund intends to invest as much of its assets as possible in securities that are not subject to federal taxes, but it may invest up to 20% of its total assets in taxable securities, including those subject to alternative minimum tax. The Fund's Advisor will purchase municipal securities rated in one of the top three highest rating categories by a nationally recognized rating organization and attempt to maintain an average weighted portfolio maturity of less than 15 years. In selecting securities for the Fund, the Advisor will consider each security's creditworthiness, yield relative to comparable issuers and maturities, appreciation potential and liquidity. The Advisor continually monitors the securities held by the Fund and may sell a security to adjust the maturity of the Fund or if better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE PENNSYLVANIA MUNICIPAL SECURITIES FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund's concentration of investments in securities of issuers located in Pennsylvania subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Pennsylvania obligations than a mutual fund that does not have as great a concentration in Pennsylvania municipal obligations.

The Fund is also subject to the risk that Pennsylvania municipal debt securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                            1994                     -2.58%
                            1995                     11.53%
                            1996                      3.89%
                            1997                      7.18%
                            1998                      4.84%
                            1999                     -7.05%
                            2000                      X.XX%

                        BEST QUARTER            WORST QUARTER
                           X.XX%                    X.XX%
                         (XX/XX/XX)               (XX/XX/XX)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX.

CLASS I SHARES                                               1 YEAR       5 YEARS      SINCE INCEPTION
-------------------------------------------------------- -------------- ----------- --------------------
PENNSYLVANIA MUNICIPAL SECURITIES FUND                       X.XX%         X.XX%          X.XX%*
LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX                  X.XX%         X.XX%          X.XX%**

*  Since 5/3/93
** Since 5/31/93

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 5-Year Municipal Bond Index is a widely-recognized index of intermediate investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

                                                        CLASS I SHARES
--------------------------------------------------- ----------------------
Management Fees                                             0.60%
Other Expenses                                              X.XX%
                                                            -----
Total Annual Fund Operating Expenses                        X.XX%

--------------------------------------------------------------------------------
* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Advisor waived a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Advisor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses are expected to be as follows:

         Pennsylvania Municipal Securities Fund - Class I            X.XX%

For more information about these fees, see "Investment Advisor and Sub-Advisor."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 YEAR         3 YEARS           5 YEARS         10 YEARS
           $XXX             $XXX               $XXX             $XXX

NEW JERSEY MUNICIPAL SECURITIES FUND

FUND SUMMARY

INVESTMENT GOAL                         Current income exempt from both federal
                                        and New Jersey state income tax,
                                        consistent with preservation of capital

INVESTMENT FOCUS                        Tax-free New Jersey municipal securities

SHARE PRICE VOLATILITY                  Medium

PRINCIPAL INVESTMENT STRATEGY           Invests in municipal obligations which
                                        pay interest that is exempt from both
                                        federal and New Jersey state income tax

INVESTOR PROFILE                        Conservative taxable investors who want
                                        to receive current income exempt from
                                        federal and New Jersey state income tax
                                        and are willing to bear the risk of
                                        investing in a portfolio of securities
                                        affected by changes in economic
                                        conditions and governmental policies
                                        within New Jersey

INVESTMENT STRATEGY OF THE NEW JERSEY MUNICIPAL SECURITIES FUND

The Fund pursues its investment goal by investing substantially all of its assets in municipal securities that generate income exempt from federal and New Jersey state income taxes. These securities include securities of municipal issuers located in New Jersey, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Fund intends to invest as much of its assets as possible in securities that are not subject to federal taxes, but it may invest up to 20% of its total assets in taxable securities, including those subject to alternative minimum tax. The Fund's Advisor will purchase municipal securities rated in one of the top three highest rating categories by a nationally recognized rating organization and attempt to maintain an average weighted portfolio maturity of less than 15 years. In selecting securities for the Fund, the Advisor will consider each security's creditworthiness, yield relative to comparable issuers and maturities, appreciation potential and liquidity. The Advisor continually monitors the securities held by the Fund and may sell a security to adjust the maturity of the Fund or if better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE NEW JERSEY MUNICIPAL SECURITIES FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund's concentration of investments in securities of issuers located in New Jersey subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of New Jersey obligations than a mutual fund that does not have as great a concentration in New Jersey municipal obligations.

The Fund is also subject to the risk that New Jersey municipal debt securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           1993                    10.48%
                           1994                    -4.12%
                           1995                    13.57%
                           1996                     3.42%
                           1997                     6.76%
                           1998                     4.79%
                           1999                    -1.60%
                           2000                     X.XX%

                     BEST QUARTER                 WORST QUARTER
                         X.XX%                        X.XX%
                      (XX/XX/XX)                   (XX/XX/XX)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION BOND INDEX.

CLASS I SHARES                                                      1 YEAR       5 YEARS    SINCE INCEPTION
---------------------------------------------------------------- ------------ ------------ -----------------
NEW JERSEY MUNICIPAL SECURITIES FUND                                 X.XX%       X.XX%          X.XX%*
LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION BOND INDEX                 X.XX%       X.XX%          X.XX%**

*    Since 5/4/92
**   Since 5/31/92

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 5-Year General Obligation Bond Index is a widely-recognized, market value-weighted index of intermediate investment grade general obligation bonds with maturities between 4 and 6 years.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

                                                          CLASS I SHARES
----------------------------------------------------- ----------------------
Management Fees                                               0.60%
Other Expenses                                                X.XX%
                                                              ----
Total Annual Fund Operating Expenses                          X.XX%

--------------------------------------------------------------------------------
* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Advisor waived a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Advisor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses are expected to be as follows:

         New Jersey Municipal Securities Fund - Class I             X.XX%

For more information about these fees, see "Investment Advisor and Sub-Advisor."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 YEAR             3 YEARS        5 YEARS           10 YEARS
           $XXX                 $XXX            $XXX                $XXX

HIGH YIELD BOND FUND

FUND SUMMARY

INVESTMENT GOAL                      Maximize total return

INVESTMENT FOCUS                     High-yield fixed income securities
                                     ("junk bonds")

SHARE PRICE VOLATILITY               High

PRINCIPAL INVESTMENT STRATEGY        Investing the Fund's assets in another
                                     mutual fund with an identical investment objective

INVESTOR PROFILE                     Investors who want the potential for high
                                     total return and who can tolerate the high risk of share price volatility

INVESTMENT STRATEGY OF THE HIGH YIELD BOND FUND

The Fund pursues its investment objective through what is sometimes called a "master-feeder" arrangement. The Fund invests substantially all of its assets in the SEI Institutional Managed Trust (SIMT) High Yield Bond Fund. As a result, the Fund has an indirect interest in all the securities owned by the SIMT Fund and the Fund's investment results will be the same as those of the SIMT Fund, adjusted for the Fund's expenses. The Advisor monitors the performance of the SIMT Fund and may choose to invest the Fund's assets in another mutual fund or manage the Fund directly if it determines that doing so would be in the best interest of the shareholders.

The SIMT Fund invests directly in a portfolio of fixed income securities rated below investment grade ("junk bonds"), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The SIMT Fund's advisor chooses securities that offer a high current yield as well as total return potential. The SIMT Fund's securities are diversified as to issuers and industries. The SIMT Fund's average weighted maturity may vary, and generally will not exceed ten years, and there is no limit on the maturity or on the credit quality of any security.

PRINCIPAL RISKS OF INVESTING IN THE HIGH YIELD BOND FUND

The prices of the SIMT Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the SIMT Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The Fund is also subject to the risk that its market segment, junk bonds, may underperform other fixed income market segments or the fixed income markets as a whole. In addition, because the Fund invests indirectly in junk bonds through another mutual fund, the Fund's investment returns depend not only on the performance of the SIMT Fund, but also may be lower than other mutual funds that pursue the same investment goal directly due to expenses deducted from Fund assets at both the master and feeder levels.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                         1996                    14.24%
                         1997                    13.71%
                         1998                     0.36%
                         1999                     2.51%
                         2000                     X.XX%

                     BEST QUARTER               WORST QUARTER
                         X.XX%                       X.XX%
                      (XX/XX/XX)                   (XX/XX/XX)

THE PERFORMANCE FOR THE PERIODS PRIOR TO 9/1/98 REPRESENTS THE PERFORMANCE OF THE SIMT FUND ADJUSTED FOR THE EXPENSES OF THE FUND.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE CS FIRST BOSTON HIGH YIELD INDEX.

CLASS I SHARES                                    1 YEAR       SINCE INCEPTION
--------------------------------------------- -------------- -------------------
HIGH YIELD BOND FUND                              X.XX%           X.XX%*
CS FIRST BOSTON HIGH YIELD INDEX                  X.XX%           X.XX%**

*    Since 1/11/95
**   Since 1/31/95

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The CS First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the public high yield debt market. Revisions to the Index are effected weekly. The Index reflects the reinvestment of dividends.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

                                                       CLASS I SHARES
-------------------------------------------------- ----------------------
Management Fees                                             1.09%
Other Expenses                                              X.XX%
                                                            -----
Total Annual Fund Operating Expenses                        X.XX%

--------------------------------------------------------------------------------
* This table and Example include both the fees paid by the Fund and its share of the fees of the SIMT Fund. The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Advisor and other service providers to the Fund waived a portion of the fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Advisor or another service provider may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

         High Yield Bond Fund - Class I             X.XX%

For more information about these fees, see "Investment Advisor and Sub-Advisor."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

         1 YEAR               3 YEARS            5 YEARS            10 YEARS
         $XXX                    $XXX               $XXX                $XXX

BALANCED FUND

FUND SUMMARY

INVESTMENT GOAL                       Growth of capital consistent with current
                                      income

INVESTMENT FOCUS                      Common stocks and fixed income securities

SHARE PRICE VOLATILITY                Medium

PRINCIPAL INVESTMENT STRATEGY         Investing in a blended portfolio of equity
                                      and fixed income securities designed to
                                      help maximize the Fund's total return in both up and down markets

INVESTOR PROFILE                      Investors who want total return, but
                                      who are unwilling to tolerate the price
                                      volatility of a fund that invests solely in equity securities

INVESTMENT STRATEGY OF THE BALANCED FUND

The Fund pursues its investment goal by investing primarily in a blended portfolio of U.S. common stocks and fixed income securities rated in one of the top three ratings categories by a nationally recognized rating organization. In selecting investments for the Fund, the Advisor purchases common stocks, as well as fixed income securities issued by the U.S. government and its agencies and instrumentalities and by U.S. corporations. The Advisor seeks to buy equity securities of companies that have consistently grown their earnings per share above the Standard & Poor's 500 Index (S&P 500) earnings growth rate and are attractively priced relative to their growth prospects based on analysis of fundamental growth characteristics (such as return on equity, earnings growth and consistency, and price/earnings ratio). For the fixed income portion of the Fund, the Advisor conducts a top-down analysis of general economic conditions to determine how the Fund's investments will be weighted among the government and corporate sectors. The Advisor conducts credit analysis of the corporate issues it buys and diversifies the Fund's investments in corporate debt among the major industry sectors. The Advisor attempts to manage the Fund to minimize share price declines during falling equity markets by reallocating assets from equity investments to fixed income investments. The Advisor's allocation of investments between equity securities and fixed income securities is designed to maintain a portfolio which is not dependent on either the equity market or the fixed income market alone to produce total return. The Advisor continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects, in an effort to adjust the weighting of the Fund's investments in equity or fixed income securities, or better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE BALANCED FUND

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that the Advisor's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. In fact, since the Fund will always have a portion of its assets invested in fixed income securities, it may not perform as well during periods of stock market appreciation as funds that invest only in stocks.

The Fund is also subject to the risk that its investment approach, which blends equity and fixed income investments, may perform differently than other mutual funds which focus on a particular market segment or other asset classes.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                         1993                      7.89%
                         1994                     -4.61%
                         1995                     27.76%
                         1996                     13.77%
                         1997                     19.68%
                         1998                     18.65%
                         1999                      9.33%
                         2000                      X.XX%

                     BEST QUARTER               WORST QUARTER
                        X.XX%                        X.XX%
                      (XX/XX/XX)                  (XX/XX/XX)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE S&P 500 INDEX, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX, AND A 50/50 BLEND OF THOSE TWO INDICES.

CLASS I SHARES                                                                 1 YEAR       5 YEARS    SINCE INCEPTION
-------------------------------------------------------------------------- ------------- ------------- ---------------
BALANCED FUND                                                                  X.XX%         X.XX%         X.XX%*
S&P 500 INDEX                                                                  X.XX%         X.XX%         X.XX%**
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX                   X.XX%         X.XX%         X.XX%**
50/50 BLEND                                                                    X.XX%         X.XX%         X.XX%**

*   Since 4/1/92
**  Since 4/30/92

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of 500 stocks designed to mimic the overall equity market's industry weightings. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.
S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the index are rated investment grade
(BBB) or higher, with maturities of 1 to 10 years.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

                                                      CLASS I SHARES
------------------------------------------------- ----------------------
Management Fees                                            0.75%
Other Expenses                                             X.XX%
                                                           -----
Total Annual Fund Operating Expenses                       X.XX%

--------------------------------------------------------------------------------
* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Advisor waived a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Advisor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses are expected to be as follows:

         Balanced Fund - Class I                          X.XX%

For more information about these fees, see "Investment Advisor and Sub-Advisor."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 YEAR               3 YEARS           5 YEARS            10 YEARS
            $XXX                  $XXX               $XXX                $XXX

EQUITY INCOME FUND

FUND SUMMARY

INVESTMENT GOAL                    Growth of capital consistent with an emphasis
                                   on current income

INVESTMENT FOCUS                   Dividend-paying U.S. stocks

SHARE PRICE VOLATILITY             Medium

PRINCIPAL INVESTMENT STRATEGY      Investing in stocks which have an above-
                                   average dividend yield relative to the S&P
                                   500

INVESTOR PROFILE                   Investors who want growth of capital and
                                   income and who can tolerate moderate share price volatility

INVESTMENT STRATEGY OF THE EQUITY INCOME FUND

The Fund pursues its investment goal by investing primarily in dividend-paying common stocks and other equity securities of established U.S. companies with large market capitalizations (in excess of $5 billion). The Fund invests in companies operating in a broad range of industries based on their ability to grow both earnings and dividends. The Advisor's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Fund normally invests in all major industry sectors represented in the S&P 500. The Advisor then conducts analysis of individual companies' historical earnings and dividend trends and chooses those companies that have historical dividend yields which are normally higher than the dividend yield of the average company in the S&P 500 or have the ability to grow their dividends in future years. The Advisor continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE EQUITY INCOME FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large capitalization income stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           1993                    10.27%
                           1994                    -4.41%
                           1995                    35.55%
                           1996                    21.01%
                           1997                    25.04%
                           1998                    11.42%
                           1999                     5.77%
                           2000                     X.XX%

                       BEST QUARTER             WORST QUARTER
                           X.XX%                    X.XX%
                        (XX/XX/XX)                 (XX/XX/XX)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE S&P 500 INDEX.

CLASS I SHARES                   1 YEAR        5 YEARS      SINCE INCEPTION
---------------------------- -------------- ------------- -------------------
EQUITY INCOME FUND               X.XX%          X.XX%           X.XX%*
S&P 500 INDEX                    X.XX%          X.XX%           X.XX%**

*   Since 4/1/92
**  Since 4/30/92

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

                                              CLASS I SHARES
----------------------------------------- ----------------------
Management Fees                                    0.75%
Other Expenses                                     X.XX%
                                                   -----
Total Annual Fund Operating Expenses               X.XX%

--------------------------------------------------------------------------------
* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Advisor waived a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Advisor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses are expected to be as follows:

         Equity Income Fund - Class I               X.XX%

For more information about these fees, see "Investment Advisor and Sub-Advisor."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

         1 YEAR         3 YEARS             5 YEARS          10 YEARS
         $XXX              $XXX               $XXX               $XXX

EQUITY INDEX FUND

FUND SUMMARY

INVESTMENT GOAL                  Investment results that correspond to the S&P
                                 500

INVESTMENT FOCUS                 Large capitalization U.S. common stocks

SHARE PRICE VOLATILITY           Medium

PRINCIPAL INVESTMENT STRATEGY    Investing the Fund's assets in another mutual
                                 fund with an identical investment objective

INVESTOR PROFILE                 Investors who want growth of capital and who
                                 can tolerate some share price volatility

INVESTMENT STRATEGY OF THE EQUITY INDEX FUND

The Fund pursues its investment objective through what is sometimes called a "master-feeder" arrangement. The Fund invests substantially all of its assets in the SEI Index Funds (SIF) S&P 500 Index Fund, a separate mutual fund with the same investment objective. As a result, the Fund has an indirect interest in all of the securities owned by the SIF Fund and the Fund's investment results will be the same as those of the SIF Fund, adjusted for the Fund's expenses. The Advisor monitors the performance of the SIF Fund and may choose to invest the Fund's assets in another mutual fund or manage the Fund directly if it determines that doing so would be in the best interest of the shareholders.

The SIF Fund invests exclusively in securities listed in the S&P 500, which is comprised of 500 selected securities (mostly common stocks). The SIF Fund's ability to replicate the performance of the S&P 500 will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The SIF Fund's advisor makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analyses). However, the SIF Fund's advisor may sell an investment if, in the judgment of the advisor, the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

PRINCIPAL RISKS OF INVESTING IN THE EQUITY INDEX FUND

Since it purchases equity securities, the SIF Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the SIF Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the SIF Fund.

The Fund is also subject to the risk that its investment approach, which attempts to duplicate the performance of the S&P 500, may perform differently than other mutual funds which focus on particular equity market segments or invest in other asset classes. In addition, because the Fund indirectly attempts to match the performance of the S&P 500 through investing in another mutual fund, the Fund's investment returns depend not only on the performance of the SIF Fund, but also may be lower than other mutual funds that pursue the same investment goal directly due to expenses deducted from Fund assets at both the master and feeder levels. The SIF Fund may not be able to match the performance of the S&P 500.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                        1991                    29.20%
                        1992                     6.75%
                        1993                     9.20%
                        1994                     0.40%
                        1995                    36.55%
                        1996                    21.90%
                        1997                    32.29%
                        1998                    22.50%
                        1999                    19.73%
                        2000                     X.XX%

                     BEST QUARTER               WORST QUARTER
                        X.XX%                      X.XX%
                     (XX/XX/XX)                   (XX/XX/XX)

THE PERFORMANCE FOR THE PERIODS PRIOR TO 9/1/98 REPRESENTS THE PERFORMANCE OF THE SIF FUND ADJUSTED FOR THE EXPENSES OF THE FUND.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE S&P 500 INDEX.

CLASS I SHARES                                  1 YEAR        5 YEARS        10 YEARS       SINCE INCEPTION
------------------------------------------ --------------- ------------- ---------------- ------------------
EQUITY INDEX FUND                              X.XX%           X.XX%         X.XX%            X.XX%*
S&P 500 INDEX                                  X.XX%           X.XX%         X.XX%            X.XX%*

*  Since 7/31/85

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

                                                 CLASS I SHARES
-------------------------------------------- ----------------------
Management Fees                                       0.78%
Other Expenses                                        X.XX%
                                                      -----
Total Annual Fund Operating Expenses                  X.XX%

--------------------------------------------------------------------------------
* This table and Example include both the fees paid by the Fund and its share of the fees of the SIF Fund. The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Advisor and other service providers to the Fund waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Advisor or another service provider may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

         Equity Index Fund - Class I             X.XX%

For more information about these fees, see "Investment Advisor and Sub-Advisor."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

        1 YEAR        3 YEARS        5 YEARS       10 YEARS
         $XXX            $XXX           $XXX          $XXX

EQUITY VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                       Growth of capital and income

INVESTMENT FOCUS                      Large capitalization U.S. common stocks
                                      which pay dividends

SHARE PRICE VOLATILITY                Medium

PRINCIPAL INVESTMENT STRATEGY         Investing in stocks which have an above-
                                      average dividend yield relative to the
                                      S&P 500 and are undervalued by the market

INVESTOR PROFILE                      Investors who want growth of capital and
                                      income who can tolerate some share price volatility

INVESTMENT STRATEGY OF THE EQUITY VALUE FUND

The Fund pursues its investment goal by investing primarily in dividend-paying common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion). In selecting investments for the Fund, the Advisor seeks to buy companies that are fundamentally sound but have a market price which the Advisor believes is less than a company's intrinsic value relative to its growth prospects. The Advisor's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Fund normally invests in all major industry sectors represented in the S&P 500. The Advisor then conducts analysis of fundamental value characteristics (such as price/earnings ratios that are below a company's long-term earnings growth rate, price to book value and return on equity) of the companies within those sectors to identify stocks which represent "bargains" with the potential to appreciate in value in the near-term. The Advisor continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE EQUITY VALUE FUND

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                         1993                     6.12%
                         1994                    -5.61%
                         1995                    36.71%
                         1996                    21.69%
                         1997                    25.71%
                         1998                    27.58%
                         1999                    14.12%
                         2000                     X.XX%

                      BEST QUARTER              WORST QUARTER
                          X.XX%                      X.XX%
                       (XX/XX/XX)                  (XX/XX/XX)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE S&P 500 INDEX.

CLASS I SHARES             1 YEAR        5 YEARS      SINCE INCEPTION
---------------------- -------------- ------------- -------------------
EQUITY VALUE FUND          X.XX%          X.XX%          X.XX%*
S&P 500 INDEX              X.XX%          X.XX%          X.XX%**

*    Since 4/1/92
**   Since 4/30/92

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

                                                   CLASS I SHARES
---------------------------------------------- ----------------------
Management Fees                                         0.75%
Other Expenses                                          X.XX%
                                                        -----
Total Annual Fund Operating Expenses                    X.XX%

--------------------------------------------------------------------------------
* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Advisor waived a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Advisor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses are expected to be as follows:

         Equity Value Fund - Class I            X.XX%

For more information about these fees, see "Investment Advisor and Sub-Advisor."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

          1 YEAR            3 YEARS       5 YEARS         10 YEARS
          $XXX               $XXX           $XXX             $XXX

EQUITY GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                  Long-term growth of capital

INVESTMENT FOCUS                 Large capitalization U.S. common stocks

SHARE PRICE VOLATILITY           Medium

PRINCIPAL INVESTMENT STRATEGY    Investing in a diversified portfolio of common
                                 stocks of established U.S. companies that demonstrate long-term earnings growth

INVESTOR PROFILE                 Investors who seek growth of capital and are
                                 willing to bear the risk of investing in equity securities

INVESTMENT STRATEGY OF THE EQUITY GROWTH FUND

The Fund pursues its investment goal by investing primarily in common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion). In selecting investments for the Fund, the Advisor seeks to buy companies that have consistently grown earnings above the S&P 500 earnings growth rate and are attractively priced relative to their growth prospects. The Advisor's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Advisor then conducts analysis of fundamental growth characteristics (such as return on equity, earnings growth and consistency, and price/earnings ratio) of the companies within those sectors to identify stocks which are likely to appreciate in value. The Advisor continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE EQUITY GROWTH FUND

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, large capitalization growth stocks, may underperform other equity market segments or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                      1998                    31.81%
                      1999                    49.62%
                      2000                     X.XX%

                   BEST QUARTER                 WORST QUARTER
                       X.XX%                        X.XX%
                    (XX/XX/XX)                     (XX/XX/XX)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE S&P 500 INDEX.

CLASS I SHARES                         1 YEAR         SINCE INCEPTION
----------------------------------- ------------ -------------------------
EQUITY GROWTH FUND                      X.XX%            X.XX%*
S&P 500 INDEX                           X.XX%            X.XX%*

*  Since 1/31/97

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

                                                  CLASS I SHARES
--------------------------------------------- ----------------------
Management Fees                                       0.75%
Other Expenses                                        X.XX%
                                                      -----
Total Annual Fund Operating Expenses                  X.XX%

--------------------------------------------------------------------------------
* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Advisor waived a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Advisor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses are expected to be as follows:

         Equity Growth Fund - Class I                     X.XX%

For more information about these fees, see "Investment Advisor and Sub-Advisor."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

          1 YEAR             3 YEARS          5 YEARS              10 YEARS
           $XXX                $XXX              $XXX                 $XXX

MID CAP FUND

FUND SUMMARY

INVESTMENT GOAL                         Growth of capital and income

INVESTMENT FOCUS                        Common stocks of medium and small sized
                                        U.S. companies

SHARE PRICE VOLATILITY                  High

PRINCIPAL INVESTMENT STRATEGY           Investing in companies that have a
                                        significant growth potential

INVESTOR PROFILE                        Investors who want growth of capital
                                        and income and who can tolerate the
                                        share price volatility that
                                        accompanies investing in smaller
                                        companies

INVESTMENT STRATEGY OF THE MID CAP FUND

The Fund pursues its investment goal by investing primarily in common stocks and other equity securities of U.S. companies with medium and small market capitalizations (between $700 million and $15 billion). In selecting investments for the Fund, the Advisor chooses stocks of companies that the Advisor believes have not yet reached maturity and that have significant growth potential based on analysis of fundamental growth characteristics (such as return on equity, earnings growth and consistency, and price/earnings ratio). The Advisor's investment selection process begins with a top-down analysis of general economic conditions to determine which industry sectors have the best growth potential in the current economic environment and how the investments will be weighted among those industry sectors. The Fund normally invests in all major industry sectors represented in the S&P 500. The Advisor continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE MID CAP FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may not pay dividends.

The Fund is also subject to the risk that medium and small capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                       1993                    13.22%
                       1994                    -9.34%
                       1995                    19.49%
                       1996                    13.56%
                       1997                    20.49%
                       1998                     7.77%
                       1999                     4.03%
                       2000                     X.XX%

                  BEST QUARTER                  WORST QUARTER
                      X.XX%                        X.XX%
                   (XX/XX/XX)                    (XX/XX/XX)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE S&P 400 MID-CAP INDEX.

CLASS I SHARES                   1 YEAR        5 YEARS       SINCE INCEPTION
---------------------------- -------------- ------------- --------------------
MID CAP FUND                     X.XX%          X.XX%           X.XX%*
S&P 400 MID-CAP INDEX            X.XX%          X.XX%           X.XX%**

*    Since 4/1/92
**   Since 4/30/92

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 400 Mid-Cap Index is a widely-recognized, market capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 400 domestic mid cap stocks chosen for market size, liquidity, and industry group representation.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

                                               CLASS I SHARES
------------------------------------------ ----------------------
Management Fees                                     0.75%
Other Expenses                                      X.XX%
                                                    -----
Total Annual Fund Operating Expenses                X.XX%

--------------------------------------------------------------------------------
* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Advisor waived a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Advisor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses are expected to be as follows:

         Mid Cap Fund - Class I              X.XX%

For more information about these fees, see "Investment Advisor and Sub-Advisor."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 YEAR              3 YEARS              5 YEARS          10 YEARS
            $XXX                 $XXX                  $XXX              $XXX

INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                 Long-term capital appreciation

INVESTMENT FOCUS                Common stocks of medium to large sized companies
                                in Europe and the Pacific basin

SHARE PRICE VOLATILITY          High

PRINCIPAL INVESTMENT STRATEGY   Investing in a diversified portfolio of common
                                stocks of companies that have a history of consistent growth and little or no debt

INVESTOR PROFILE                Investors who want capital appreciation, who are
                                willing to accept the risks of international investing and who want to diversify their investments by investing overseas

INVESTMENT STRATEGY OF THE INTERNATIONAL EQUITY FUND


The Fund pursues its investment goal by investing primarily in common stocks of medium to large capitalization companies (in excess of $500 million) located in Europe and the Pacific basin countries, including Japan. The Advisor has engaged a sub-advisor (Sub-Advisor) to manage the Fund on a day-to-day basis. The Fund focuses on companies that have a history of consistent growth in cash flow, sales, operating profits, returns on equity and returns on invested capital, and little or no debt. The Fund intends to be well diversified among industry sectors and have a low turnover ratio, generally holding its core positions for at least two years. The Sub-Advisor continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's or country's prospects or better investment opportunities become available.


PRINCIPAL RISKS OF INVESTING IN THE INTERNATIONAL EQUITY FUND

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

The Fund is also subject to the risk that its investment approach, which focuses on international equity securities, may underperform other mutual funds which invest in domestic equity market segments or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           1996                     11.17%
                           1997                      0.25%
                           1998                      8.98%
                           1999                     45.46%
                           2000                      X.XX%

                        BEST QUARTER            WORST QUARTER
                            X.XX%                    X.XX%
                         (XX/XX/XX)               (XX/XX/XX)

THE PERFORMANCE FOR THE PERIODS PRIOR TO 9/1/98 REPRESENTS THE PERFORMANCE OF THE FUND'S PREVIOUS SUB-ADVISOR.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE MORGAN STANLEY EAFE INDEX.

CLASS I SHARES                                1 YEAR       SINCE INCEPTION
----------------------------------------- -------------- -------------------
INTERNATIONAL EQUITY FUND                     X.XX%          X.XX%*
MORGAN STANLEY EAFE INDEX                     X.XX%          X.XX%*

*    Since 4/30/95

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Morgan Stanley EAFE Index is a widely-recognized, market capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

                                               CLASS I SHARES
------------------------------------------ ----------------------
Management Fees                                     1.00%
Other Expenses                                      X.XX%
                                                    -----
Total Annual Fund Operating Expenses                X.XX%


--------------------------------------------------------------------------------
* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Advisor and Sub-Advisor waived a portion of the fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of the prospectus, but the Advisor or Sub-Advisor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses are expected to be as follows:

         International Equity Fund - Class I           X.XX%

For more information about these fees, see "Investment Advisor and Sub-Advisor."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 YEAR            3 YEARS          5 YEARS             10 YEARS
            $XXX                $XXX              $XXX                $XXX

MORE INFORMATION ABOUT RISK

EQUITY RISK - Equity securities include public and privately         Balanced Fund
issued equity securities, common and preferred stocks, warrants,     Equity Income Fund
rights to subscribe to common stock and convertible securities, as   Equity Value Fund
well as instruments that attempt to track the price movement of      Equity Index Fund
equity indices.  Investments in equity securities and equity         Equity Growth Fund
derivatives in general are subject to market risks that may cause    Mid Cap Fund
their prices to fluctuate over time.  The value of securities        International Equity Fund
convertible into equity securities, such as warrants or
convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.
Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate.
An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK - The market value of fixed income investments     Intermediate-Term Government Securities Fund
change in response to interest rate changes and other factors.       Fixed Income Fund
During periods of falling interest rates, the values of              Pennsylvania Municipal Securities Fund
outstanding fixed income securities generally rise.  Moreover,       New Jersey Municipal Securities Fund
while securities with longer maturities tend to produce higher       High Yield Bond Fund
yields, the prices of longer maturity securities are also subject    Balanced Fund
to greater market fluctuations as a result of changes in interest rates.  In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:


         CALL RISK - During periods of falling interest rates,       Intermediate-Term Government Securities Fund
         certain debt obligations with high interest                 Fixed Income Fund
         rates may be prepaid (or "called") by the issuer            Pennsylvania Municipal Securities Fund
         prior to maturity. This may cause a Fund's average          New Jersey Municipal Securities Fund
         weighted maturity to fluctuate, and may require a           High Yield Bond Fund
         Fund to invest the resulting proceeds at lower              Balanced Fund
         interest rates.

         CREDIT RISK - The possibility that an issuer will be        Intermediate-Term Government Securities Fund
         unable to make timely payments of either principal or       Fixed Income Fund
         interest.                                                   Pennsylvania Municipal Securities Fund
                                                                     New Jersey Municipal Securities Fund
                                                                     High Yield Bond Fund
                                                                     Balanced Fund


                                       49

         EVENT RISK - Securities may suffer declines in credit       Intermediate-Term Government Securities Fund
         quality and market value due to issuer restructurings or    Fixed Income Fund
         other factors.  This risk should be reduced because of      Pennsylvania Municipal Securities Fund
         the Fund's multiple holdings.                               New Jersey Municipal Securities Fund
                                                                     High Yield Bond Fund
                                                                     Balanced Fund

         HIGH-YIELD, LOWER-RATED SECURITIES (or "junk bonds") are    High Yield Bond Fund
         subject to additional risks associated with investing in
         high-yield securities, including:

         o High-yield, lower-rated securities involve greater risk of default or price declines than investments in investment grade securities
              (E.G., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
         o    The market for high-yield, lower-rated
              securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
         o Market prices for high-yield, lower-rated securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower-rated securities may move independently of interest rates and the overall bond market.
         o    The market for high-yield, lower-rated
              securities may be adversely affected by
              legislative and regulatory developments.


                             50

         MORTGAGE-BACKED SECURITIES - Mortgage-backed securities     Fixed Income Fund
         are fixed income securities representing an interest in a
         pool of underlying mortgage loans.  They are sensitive to
         changes in interest rates, but may respond to these
         changes differently than other fixed income securities
         due to the possibility of prepayment of the underlying
         mortgage loans.  As a result, it may not be possible to
         determine in advance the actual maturity date or average
         life of a mortgage-backed security.  Rising interest
         rates tend to discourage refinancings, with the result
         that the average life and volatility of the security will
         increase, exacerbating its decrease in market price.
         When interest rates fall, however, mortgage-backed
         securities may not gain as much in market value because
         of the expectation of additional mortgage prepayments
         that must be reinvested at lower interest rates.
         Prepayment risk may make it difficult to calculate the
         average maturity of a portfolio of mortgage-backed
         securities and, therefore, to assess the volatility risk
         of that portfolio.

         MUNICIPAL ISSUER RISK - There may be economic or            Pennsylvania Municipal Securities Fund
         political changes that impact the ability of municipal      New Jersey Municipal Securities Fund
         issuers to repay principal and to make interest payments
         on municipal securities.  Changes to the financial
         condition or credit rating of municipal issuers may also
         adversely affect the value of a Fund's municipal
         securities.  Constitutional or legislative limits on
         borrowing by municipal issuers may result in reduced
         supplies of municipal securities.  Moreover, certain
         municipal securities are backed only by a municipal
         issuer's ability to levy and collect taxes.  In addition,
         each Fund's concentration of investments in issuers
         located in a single state makes each Fund more
         susceptible to adverse political or economic developments
         affecting that state.  Each Fund also may be riskier than
         mutual funds that buy securities of issuers in numerous
         states.


                             51

FOREIGN SECURITY RISKS - Investments in securities of foreign        International Equity Fund
companies or governments can be more volatile than investments in
U.S. companies or governments.  Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries.  Foreign securities markets generally have less trading volume and less liquidity than
U.S. markets.  In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S.
securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

In addition to these risks, certain foreign securities may be subject to the following additional risk factors:

         CURRENCY RISK - Investments in foreign securities           International Equity Fund
         denominated in foreign currencies involve additional
         risks, including:
         o    The value of a Fund's assets measured in U.S.
              dollars may be affected by changes in currency
              rates and in exchange control regulations.
         o    A Fund may incur substantial costs in
              connection with conversions between various
              currencies.
         o    A Fund may be unable to hedge against possible
              variations in foreign exchange rates or to
              hedge a specific security transaction or
              portfolio position.
         o    Only a limited market currently exists for
              hedging transactions relating to currencies in
              certain emerging markets.


                             52

TRACKING ERROR RISK - Factors such as Fund operating expenses,       Equity Index Fund
imperfect correlation between the Fund's investments and those of its benchmark, rounding of share prices, changes to the
benchmark, regulatory policies, and leverage, may affect its ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives (other than the Money Market Funds). A Fund will do so only if the Advisor or Sub-Advisor believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, we cannot guarantee that any Fund will achieve its investment goal.

INVESTMENT ADVISOR AND SUB-ADVISOR


The Investment Advisor makes investment decisions for each of the Funds, other than the International Equity Fund, and continuously reviews, supervises and administers the Funds' respective investment programs. The Advisor oversees the Sub-Advisor for the International Equity Fund to ensure compliance with that Fund's investment policies and guidelines, and monitors the Sub-Advisor's adherence to its investment style. The Advisor pays the Sub-Advisor out of the Management Fees it receives (described below). The Advisor also monitors the performance of the SIMT Fund and the SIF Fund. The Board of Trustees of The Pillar Funds supervises the Advisor and Sub-Advisor and establishes policies that the Advisor and Sub-Advisor must follow in their management activities.

Prior to [March 1, 2001], Summit Bank Investment Management Division, a division of Summit Bank ("Summit Bank") served as the Investment Advisor to the Funds. Summit Bank was a wholly-owned subsidiary of Summit Bancorp. On [March 1, 2001], FleetBoston Financial Corporation ("FleetBoston") acquired Summit Bancorp and thereafter, Fleet Investment Advisors Inc. ("Fleet"), an indirect wholly-owned subsidiary of FleetBoston, succeeded Summit Bank as the Investment Advisor to the Funds. The Board of Trustees has approved an interim advisory agreement between The Pillar Funds and Fleet. Shareholders will have an opportunity to approve a permanent advisory agreement at a shareholder meeting to be held during the interim period. Fleet's address is 100 Federal Street, Boston, Massachusetts 02109. As of December 31, 2000, Fleet had approximately $[___] billion in assets under management. Fleet and the predecessor Advisor, Summit Bank, are collectively referred to as the Advisor.


For the year ended December 31, 2000, the Advisor received advisory fees as a percentage of average daily net assets of:

     U.S. TREASURY SECURITIES MONEY MARKET FUND                X.XX%
     TAX-EXEMPT MONEY MARKET FUND                              X.XX%
     PRIME OBLIGATION MONEY MARKET FUND                        X.XX%
     INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND              X.XX%
     FIXED INCOME FUND                                         X.XX%
     PENNSYLVANIA MUNICIPAL SECURITIES FUND                    X.XX%
     NEW JERSEY MUNICIPAL SECURITIES FUND                      X.XX%

     HIGH YIELD BOND FUND                                      X.XX%
     BALANCED FUND                                             X.XX%
     EQUITY INCOME FUND                                        X.XX%
     EQUITY INDEX FUND                                         X.XX%
     EQUITY VALUE FUND                                         X.XX%
     EQUITY GROWTH FUND                                        X.XX%
     MID CAP FUND                                              X.XX%
     INTERNATIONAL EQUITY FUND                                 X.XX%


As a result of the acquisition of Summit Bancorp by FleetBoston, the Board of Trustees has approved a change in sub-advisor for the International Equity Fund. Oechsle International Advisors, LLC ("Oechsle") now serves as the sub-advisor to the International Equity Fund. The Board of Trustees has approved an interim sub-advisory agreement between the Trust and Oechsle. Shareholders will have an opportunity to approve a permanent sub-advisory agreement at a shareholder meeting to be held during the interim period. Oechsle will select, buy and sell securities for the Fund under the supervision of the Advisor and the Board of Trustees of The Pillar Funds.

The address of Oechsle is One International Place, Boston, Massachusetts 02210. As of December 31, 2000, Oechsle had discretionary management authority over approximately $[ ] billion in assets. FleetBoston owns an interest in Oechsle.

[Insert biographies of key personnel of Oechsle]


SEI Investments Management Corporation (SEI), One Freedom Valley Drive, Oaks, PA 19456, is the advisor of the SIMT Fund and has engaged Credit Suisse Asset Management (Credit Suisse) as sub-advisor to manage the SIMT Fund on a day-to-day basis. Credit Suisse selects, buys and sells securities for the SIMT Fund under the supervision of SEI and the SIMT Board of Trustees.

Richard J. Lindquist, C.F.A., serves as portfolio manager of the High Yield Bond Fund. Mr. Lindquist joined Credit Suisse in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management, and has had 16 years of investment management experience, all of which were with high yield bonds. Prior to joining CS First Boston, Mr. Lindquist was with Prudential Insurance Company of America where he managed high yield funds totaling approximately $1.3 billion. Prior to joining Prudential, Mr. Lindquist managed high yield funds at
T. Rowe Price.

World Asset Management (World) manages the SIF Fund on a day-to-day basis. World selects, buys and sells securities for the SIF Fund under the supervision of the SIF Board of Trustees.

All investment decisions for the SIF Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

PORTFOLIO MANAGERS

Judith Tomo serves as a Vice President of the Advisor. She has managed the U.S. Treasury Securities Money Market Fund and the Prime Obligation Money Market Fund since June, 1996. Ms. Tomo also advises the U.S. Treasury Securities Plus Money Market Fund and the Institutional Select Money Market Fund. Prior to joining the Advisor in 1995, Ms. Tomo managed money market instruments for a large regional bank for a number of years.

Charlene P. Palmer serves as a Vice President of the Advisor. She has managed the Tax-Exempt Money Market Fund since June, 1996, the Pennsylvania Municipal Securities Fund since November, 1999 and the New Jersey Municipal Securities Fund since May, 1992. She joined the Advisor in 1981 and has managed investments for the Advisor for the past 19 years, with an emphasis on tax-exempt bonds.

Sarah Krieger serves as a Vice President of the Advisor. She has managed the Intermediate-Term Government Securities Fund since December, 1999. Prior to joining the Advisor in 1997, Ms. Krieger managed fixed income portfolios for Meredith, Martin & Kaye (MMK) during 1995 and 1996. Prior to joining MMK, Ms. Krieger served as a sales associate for Freeman Securities in 1994. She has more than 17 years of experience in the investment field.

Joseph Markovich serves as a Senior Vice President of the Advisor. He has managed the Fixed Income Fund since January, 1997. He joined the Advisor in 1985 and has managed investments for the Advisor for the past 16 years.

Edward Kasperavich serves as a Vice President of the Advisor. He has managed the Balanced Fund since January, 1997. He joined the Advisor in 1985 and has managed investments for the Advisor for the past 16 years.

Richard H. Caro serves as a Vice President of the Advisor. He has managed the Equity Income Fund since January, 1996. He joined the Advisor in 1983 and has managed investments for the Advisor for the past 16 years. He has more than 30 years of investment experience.

Fernando Garip serves as a Senior Vice President of the Advisor. He has managed the Equity Value Fund since January, 1996. He joined the Advisor in 1982 and has managed investments for the Advisor for the past 19 years.


Glen C. Corbitt serves as a Vice President of the Advisor. He has co-managed the Equity Growth Fund since April, 1999 and began co-managing the Mid Cap Fund in November, 1999. Effective June 15, 2000, he became the manager of both Funds. Prior to joining the Advisor in 1995, Mr. Corbitt served as an accountant for Rockefeller Financial Services.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class I Shares of the Funds.

Class I Shares are for financial institutions investing for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions, call your Fleet investment officer or authorized institution.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by wire. Contact your Fleet investment officer for details. A Fund cannot accept checks, third-party checks, credit cards, credit card checks or cash.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your broker or institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) and, for the Money Market Funds, the Federal Reserve are open for business (a Business Day).

A Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order.

Each Fund (except the Money Market Funds) calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern time.

Each Money Market Fund calculates its NAV once each Business Day at 3:00 p.m., Eastern time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive both your order in proper form and federal funds (readily available funds) before 3:00 p.m., Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, a Fund generally values its investment portfolio at market price (except the Money Market Funds). If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

In calculating NAV for the Money Market Funds, we generally value a Fund's investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

The International Equity Fund holds securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of the Fund's investments may change on days when you cannot purchase or sell Fund shares.

HOW TO SELL YOUR FUND SHARES

Holders of Class I Shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call your Fleet investment officer.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would like to sell $10,000 or more of your shares, or you would like your proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within one Business Day after the Fund receives your request. Your proceeds can be wired to your bank account and may be subject to a wire fee.

HOW TO EXCHANGE YOUR SHARES

If you own your shares directly, you may exchange your shares on any Business Day by contacting your Fleet investment officer by mail or telephone.

You may also exchange shares through your financial institution or an investment professional by mail or telephone. Your broker or institution may charge a fee for its services.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

REDEMPTIONS IN KIND

A Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you might have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you generally will bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Funds.

The SIMT Fund has adopted a shareholder servicing plan for its Class A Shares under which a shareholder servicing fee of up to 0.25% of average daily net assets may be paid to the Distributor. The SIF Fund has adopted a shareholder servicing plan for its Class E Shares under which a shareholder servicing fee of up to 0.25% of average daily net assets may be paid to the Distributor.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its income as follows:

U.S. Treasury Securities Money Market Fund              Monthly
Tax-Exempt Money Market Fund
Prime Obligation Money Market Fund
Intermediate-Term Government Securities Fund
Fixed Income Fund
Pennsylvania Municipal Securities Fund
New Jersey Municipal Securities Fund
High Yield Bond Fund

Balanced Fund                                           Quarterly
Equity Income Fund
Equity Index Fund
Equity Value Fund
Equity Growth Fund
Mid Cap Fund

International Equity Fund                               Annually

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing at least 30 days prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. GENERALLY, EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

The Tax-Exempt Money Market Fund intends to distribute federally tax-exempt income. The Pennsylvania Municipal Securities Fund intends to distribute income that is exempt from both federal taxes and Pennsylvania state taxes. The New Jersey Municipal Securities Fund intends to distribute income that is exempt from both federal taxes and New Jersey state taxes. Even though those Funds attempt to distribute tax-exempt income, the Funds may invest a portion of their assets in securities that generate taxable income for federal and/or state income taxes. However, income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by these Funds may be taxable.

The International Equity Fund may be able to pass through a tax credit for foreign income taxes it pays. The Fund will notify you if it gives you such credit.

MORE INFORMATION ABOUT TAXES IS IN OUR STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Arthur Andersen LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-932-7782.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                             RATIO OF
                                                                               NET
                                                                            INVESTMENT  RATIO OF                RATIO OF
                                                                    NET     INCOME TO   EXPENSES                  NET
            NET ASSET           DISTRIBUTIONS                      ASSETS    AVERAGE   TO AVERAGE   RATIO OF   INVESTMENT
              VALUE       NET     FROM NET     NET ASSET           END OF   NET ASSETS  NET ASSETS  EXPENSES     INCOME
            BEGINNING INVESTMENT INVESTMENT    VALUE END    TOTAL  PERIOD   (EXCLUDING (EXCLUDING  TO AVERAGE  TO AVERAGE
            OF PERIOD   INCOME     INCOME      OF PERIOD   RETURN   (000)     WAIVERS)   WAIVERS)  NET ASSETS  NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES MONEY MARKET FUND
CLASS I
2000
1999         $1.00      $0.04    $(0.04)        $1.00      4.33%  $838,350      4.21%      0.64%       0.64%       4.21%
1998          1.00       0.05     (0.05)         1.00      4.70    802,990      4.57       0.63        0.63        4.57
1997          1.00       0.04     (0.04)         1.00      4.55    487,196      4.44       0.65        0.65        4.45
1996          1.00       0.04     (0.04)         1.00      4.53    504,729      4.44       0.65        0.65        4.44

TAX-EXEMPT MONEY MARKET FUND
CLASS I
2000
1999         $1.00      $0.03    $(0.03)         $1.00     2.70%  $137,733      2.63%      0.65%       0.62%       2.66%
1998          1.00       0.03     (0.03)          1.00     2.98    145,891      2.88       0.69        0.65        2.92
1997          1.00       0.03     (0.03)          1.00     3.10     75,097      3.03       0.67        0.65        3.05
1996          1.00       0.03     (0.03)          1.00     2.94     67,082      2.87       0.68        0.65        2.90

PRIME OBLIGATION MONEY MARKET FUND
CLASS I
2000
1999         $1.00      $0.05    $(0.05)         $1.00     4.65%  $758,255      4.56%      0.65%       0.65%       4.56%
1998          1.00       0.05     (0.05)          1.00     5.02    599,844      4.89       0.63        0.63        4.89
1997          1.00       0.05     (0.05)          1.00     5.02    400,689      4.90       0.66        0.65        4.89
1996          1.00       0.05     (0.05)          1.00     4.83    401,423      4.73       0.67        0.65        4.71


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR



                                                                                                                       RATIO OF
                                       REALIZED                                                                        EXPENSES
                                         AND                                     NET                                  TO AVERAGE
             NET ASSET                UNREALIZED DISTRIBUTIONS  DISTRIBUTIONS   ASSET                                 NET ASSETS
               VALUE         NET       GAINS OR   FROM NET          FROM        VALUE                   NET ASSETS    (EXCLUDING
            BEGINNING OF  INVESTMENT (LOSSES) ON  INVESTMENT       CAPITAL     END OF       TOTAL        END OF       WAIVERS AND
               PERIOD       INCOME    SECURITIES    INCOME          GAINS      PERIOD       RETURN     PERIOD (000)  REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
CLASS I
2000
1999        $10.37          $0.53       $(0.61)    $(0.53)           $--         $9.76       (0.83)%      $22,086        0.97%
1998         10.27           0.56         0.10      (0.56)            --         10.37        6.60         31,441        0.97
1997         10.16           0.58         0.11      (0.58)            --         10.27        6.96         31,739        0.94
1996         10.37           0.53        (0.21)     (0.53)            --         10.16        3.26         24,679        0.87


FIXED INCOME FUND
CLASS I
2000
1999        $10.53          $0.54       $(0.72)    $(0.54)           $--         $9.81       (1.71)%     $190,905        0.91%
1998         10.38           0.58         0.21      (0.58)         (0.06)        10.53        7.80        214,456        0.91
1997         10.21           0.60         0.17      (0.60)            --         10.38        7.78        206,810        0.91
1996         10.49           0.57        (0.28)     (0.57)            --         10.21        2.94        100,129        0.92


           RATIO OF
        NET INVESTMENT
            INCOME
          TO AVERAGE                 RATIO OF NET
          NET ASSETS      RATIO OF    INVESTMENT
          (EXCLUDING      EXPENSES     INCOME     PORTFOLIO
          WAIVERS AND    TO AVERAGE   TO AVERAGE   TURNOVER
         REIMBURSEMENTS) NET ASSETS   NET ASSETS    RATE
-----------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
CLASS I
2000
1999        5.03%           0.80%       5.20%       49.64%
1998        5.26            0.80        5.43        43.42
1997        5.55            0.80        5.69        57.82
1996        5.19            0.80        5.26        40.60


FIXED INCOME FUND
CLASS I
2000
1999        5.24%           0.80%       5.35%       34.42%
1998        5.43            0.80        5.54        58.30
1997        5.79            0.80        5.90        80.34
1996        5.48            0.80        5.60        40.56


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR



                                       REALIZED                                                                         RATIO OF
                                         AND                                     NET                                    EXPENSES
             NET ASSET                UNREALIZED DISTRIBUTIONS  DISTRIBUTIONS   ASSET                                  TO AVERAGE
               VALUE         NET       GAINS OR   FROM NET          FROM        VALUE                   NET ASSETS     NET ASSETS
            BEGINNING OF  INVESTMENT (LOSSES) ON  INVESTMENT       CAPITAL     END OF       TOTAL        END OF        (EXCLUDING
               PERIOD       INCOME    SECURITIES    INCOME          GAINS      PERIOD       RETURN     PERIOD (000)     WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL SECURITIES FUND
CLASS I
2000
1999          $10.26       $0.43       $(1.13)     $(0.43)        $(0.10)         $9.03      (7.05)%      $31,999          0.94%
1998           10.41        0.44         0.05       (0.44)         (0.20)         10.26       4.84         37,658          0.96
1997           10.17        0.45         0.26       (0.45)         (0.02)         10.41       7.18         42,134          0.96
1996           10.23        0.44        (0.06)      (0.44)         --             10.17       3.89          3,665          1.49

NEW JERSEY MUNICIPAL SECURITIES FUND
CLASS I
2000
1999          $10.92       $0.47       $(0.63)     $(0.47)        $(0.03)        $10.26      (1.60)%      $99,133          0.91%
1998           10.92        0.48         0.03       (0.48)         (0.03)         10.92       4.79        119,816          0.92
1997           10.71        0.49         0.21       (0.49)         --             10.92       6.76        131,002          0.94
1996           10.79        0.44        (0.08)      (0.44)         --             10.71       3.42         20,689          0.93

HIGH YIELD BOND FUND
CLASS I
2000
1999           $9.99       $0.79       $(0.54)     $(0.78)        $(0.01)         $9.45       2.51%       $3,489           1.50%
1998(1)         9.99        0.15         0.05       (0.18)         (0.02)          9.99       1.99           493           4.79


             RATIO OF NET
             INVESTMENT                RATIO OF
               INCOME                    NET
             TO AVERAGE   RATIO OF     INVESTMENT
             NET ASSETS   EXPENSES      INCOME     PORTFOLIO
             (EXCLUDING  TO AVERAGE    TO AVERAGE   TURNOVER
               WAIVERS)  NET ASSETS    NET ASSETS     RATE
--------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL SECURITIES FUND
CLASS I
2000
1999          4.21%        0.80%          4.35%       43.19%
1998          4.12         0.80           4.28        56.48
1997          4.31         0.80           4.47        71.89
1996          3.62         0.69           4.42        25.88

NEW JERSEY MUNICIPAL SECURITIES FUND
CLASS I
2000
1999          4.26%        0.80%          4.37%        9.00%
1998          4.28         0.80           4.40        17.55
1997          4.54         0.80           4.68        22.85
1996          3.87         0.67           4.13        13.93

HIGH YIELD BOND FUND
CLASS I
2000
1999          8.10%        1.16%          8.44%       18.01%*
1998(1)       3.50         1.25           7.04         1.47

* THE PORTFOLIO TURNOVER RATE FOR THE MASTER FUND, THE SEI INSTITUTIONAL MANAGED TRUST HIGH YIELD BOND PORTFOLIO, IS 18.73% FOR THE TWELVE MONTH PERIOD ENDING DECEMBER 31, 1999.
(1) COMMENCED OPERATIONS ON SEPTEMBER 22, 1998. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR



                                       REALIZED                                                                         RATIO OF
                                         AND                                     NET                                    EXPENSES
             NET ASSET                UNREALIZED DISTRIBUTIONS  DISTRIBUTIONS   ASSET                                  TO AVERAGE
               VALUE         NET       GAINS OR   FROM NET          FROM        VALUE                   NET ASSETS     NET ASSETS
            BEGINNING OF  INVESTMENT (LOSSES) ON  INVESTMENT       CAPITAL     END OF       TOTAL        END OF        (EXCLUDING
               PERIOD       INCOME    SECURITIES    INCOME          GAINS      PERIOD       RETURN     PERIOD (000)     WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
CLASS I
2000
1999          $13.91      $0.26         $1.03       $(0.26)        $(0.02)    $14.92          9.33%      $30,537          1.12%
1998           12.00       0.26          1.95        (0.25)         (0.05)     13.91         18.65        29,495          1.18
1997           11.39       0.32          1.88        (0.32)         (1.27)     12.00         19.68        24,362          1.14
1996           12.05       0.48          1.16        (0.47)         (1.83)     11.39         13.77        19,243          1.11

EQUITY INCOME FUND
CLASS I
2000
1999          $13.98      $0.21         $0.59       $(0.16)        $(0.11)    $14.51          5.77%      $85,479          1.09%
1998           13.19       0.27          1.19        (0.28)         (0.39)     13.98         11.42        94,615          1.11
1997           13.32       0.32          2.95        (0.32)         (3.08)     13.19         25.04       131,968          1.09
1996           13.07       0.33          2.35        (0.34)         (2.09)     13.32         21.01        58,035          1.09

EQUITY INDEX FUND
CLASS I
2000
1999          $12.01      $0.05         $2.32        $ --          $(0.03)    $14.35         19.73%       $6,497          1.37%
1998(1)        10.00       0.03          2.01        (0.02)         (0.01)     12.01         20.44           699          3.96

EQUITY VALUE FUND
CLASS I
2000
1999          $15.91      $0.08         $2.16       $(0.07)        $(0.19)    $17.89         14.12%     $273,839          1.06%
1998           12.89       0.14          3.37        (0.12)         (0.37)     15.91         27.58       242,669          1.07
1997           13.35       0.18          3.20        (0.18)         (3.66)     12.89         25.71       242,881          1.06
1996           12.81       0.22          2.54        (0.22)         (2.00)     13.35         21.69       116,715          1.08


             RATIO OF NET
             INVESTMENT                RATIO OF
               INCOME                    NET
             TO AVERAGE   RATIO OF     INVESTMENT
             NET ASSETS   EXPENSES      INCOME     PORTFOLIO
             (EXCLUDING  TO AVERAGE    TO AVERAGE   TURNOVER
               WAIVERS)  NET ASSETS    NET ASSETS     RATE
--------------------------------------------------------------------
BALANCED FUND
CLASS I
2000
1999           1.64%        0.95%         1.81%      63.54%
1998           1.68         0.80          2.06       43.77
1997           2.33         0.80          2.67       93.85
1996           3.37         0.80          3.68       43.80

EQUITY INCOME FUND
CLASS I
2000
1999           1.31%        0.94%         1.46%      19.24%
1998           1.74         0.80          2.05       40.30
1997           2.05         0.80          2.34       76.67
1996           2.26         0.80          2.55       85.47

EQUITY INDEX FUND
CLASS I
2000
1999           0.02%        0.80%         0.59%       2.14%*
1998(1)       (3.86)        0.80         (0.70)       9.35

EQUITY VALUE FUND
CLASS I
2000
1999           0.34%        0.94%         0.46%      18.58%
1998           0.56         0.80          0.83       19.69
1997           1.00         0.80          1.26       80.24
1996           1.39         0.80          1.67       85.30

*   THE PORTFOLIO TURNOVER RATE FOR THE MASTER FUND, THE SEI INDEX FUNDS S&P 500
    INDEX PORTFOLIO, IS 5.91% FOR THE TWELVE MONTH PERIOD ENDING DECEMBER 31, 1999.

(1) COMMENCED OPERATIONS ON SEPTEMBER 3, 1998.  RATIOS FOR THE PERIOD HAS BEEN
    ANNUALIZED. TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                                                                         RATIO OF
                                         NET                                                                             EXPENSES
                                       REALIZED                                                                         TO AVERAGE
                                         AND                                    NET                                    NET ASSETS
             NET ASSET                UNREALIZED   DIVIDENDS   DISTRIBUTIONS   ASSET                                   (EXCLUDING
               VALUE         NET       GAINS OR     FROM NET        FROM        VALUE                   NET ASSETS       WAIVERS
            BEGINNING OF  INVESTMENT  (LOSSES) ON  INVESTMENT      CAPITAL     END OF       TOTAL        END OF           AND
               PERIOD    INCOME (LOSS) SECURITIES    INCOME         GAINS      PERIOD       RETURN     PERIOD (000)  REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND
CLASS I
2000
1999        $11.61        $(0.04)       $5.37       $--            $(2.60)      $14.34      49.62%      $289,471          1.06%
1998          9.24            --         2.83        --             (0.46)       11.61      31.81        199,975          1.06
1997(1)      10.00          0.01         1.22      (0.01)           (1.98)        9.24      14.17*       177,801          1.07


MID CAP FUND
CLASS I
2000
1999        $10.70        $(0.05)       $0.47      $--             $(0.14)      $10.98       4.03%       $9,364           1.24%
1998         14.80          0.01         0.32       --              (4.43)       10.70       7.77        11,029           1.21
1997         13.33          0.04         2.65     (0.04)            (1.18)       14.80      20.49        46,125           1.09
1996         12.55          0.09         1.59     (0.09)            (0.81)       13.33      13.56        45,556           1.10

INTERNATIONAL EQUITY FUND
CLASS I
2000
1999        $11.24         $0.11        $5.00      $--             $ --         $16.35      45.46%      $33,008           1.75%
1998         10.34         (0.01)        0.93     (0.01)            (0.01)       11.24       8.98        18,912           1.72
1997         11.23          0.08        (0.04)    (0.08)            (0.85)       10.34       0.25        14,143           1.69
1996         10.74          0.08         1.11     (0.08)            (0.62)       11.23      11.17        14,822           1.73

             RATIO OF NET
             INVESTMENT
             INCOME TO                     RATIO OF
             AVERAGE NET                     NET
               ASSETS        RATIO OF     INVESTMENT
             (EXCLUDING      EXPENSES    INCOME (LOSS) PORTFOLIO
             WAIVERS AND    TO AVERAGE    TO AVERAGE   TURNOVER
            REIMBURSEMENTS) NET ASSETS    NET ASSETS     RATE
--------------------------------------------------------------------
EQUITY GROWTH FUND
CLASS I
2000
1999           (0.43)%        0.94%       (0.31)%       65.40%
1998           (0.41)         0.80        (0.15)        88.28
1997(1)        (0.20)         0.80         0.07        114.51


MID CAP FUND
CLASS I
2000
1999           (0.92)%        0.80%       (0.48)%      120.07%
1998           (0.89)         0.80        (0.48)        32.88
1997            0.01          0.80         0.30         59.80
1996            0.36          0.80         0.66         41.41

INTERNATIONAL EQUITY FUND
CLASS I
2000
1999            0.13%         1.50%        0.38%        37.62%
1998            0.19          1.50         0.41        115.79
1997            0.76          1.50         0.95         71.22
1996            0.62          1.50         0.85         67.03

*    ANNUALIZED
(1)  COMMENCED OPERATIONS ON FEBRUARY 3, 1997. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Class A Shares of the SIMT High Yield Bond Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-342-5734.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED SEPTEMBER 30,


                                         NET
                                       REALIZED                                                                         RATIO OF
                                         AND                                    NET                                    EXPENSES
             NET ASSET                UNREALIZED   DIVIDENDS    DISTRIBUTIONS   ASSET                                  TO AVERAGE
               VALUE,        NET       GAINS       FROM NET     FROM REALIZED  VALUE,                   NET ASSETS     NET ASSETS
            BEGINNING OF  INVESTMENT (LOSSES) ON  INVESTMENT       CAPITAL     END OF       TOTAL        END OF        (EXCLUDING
               PERIOD       INCOME    SECURITIES    INCOME          GAINS      PERIOD       RETURN     PERIOD (000)     WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
SIMT HIGH YIELD BOND FUND
CLASS A
2000          $10.11       $0.96      $(0.96)     $   --          $   --       $ 9.15       (0.09)%       $763,941           1.12%
1999           10.81        1.02       (0.64)      (1.02)          (0.06)       10.11        3.51          507,218           0.89
1998           11.66        1.04       (0.75)      (1.04)          (0.10)       10.81        2.25          314,937           0.89
1997           11.14        1.04        0.57       (1.04)          (0.05)       11.66       15.30          236,457           0.91
1996           10.64        0.94        0.62       (1.03)          (0.03)       11.14       15.46          107,545           0.94


             RATIO OF NET
             INVESTMENT                RATIO OF
               INCOME                    NET
             TO AVERAGE   RATIO OF     INVESTMENT
             NET ASSETS   EXPENSES      INCOME     PORTFOLIO
             (EXCLUDING  TO AVERAGE    TO AVERAGE   TURNOVER
               WAIVERS)  NET ASSETS    NET ASSETS     RATE
--------------------------------------------------------------------
SIMT HIGH YIELD BOND FUND
CLASS A
2000          9.65%        0.85%            9.92%    40%
1999          9.58         0.85             9.62     17
1998          8.90         0.85             8.94     56
1997          9.28         0.86             9.33     68
1996          8.94         0.87             9.01     55



     AMOUNTS DESIGNATED AS "--" ARE ZERO OR HAVE BEEN ROUNDED TO ZERO.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Class E Shares of the SIF S&P 500 Index Fund. This information is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by [_________ ______________], independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-342-5734.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED MARCH 31,



                                       REALIZED                                                                         RATIO OF
                                         AND                                     NET                                    EXPENSES
             NET ASSET                UNREALIZED DISTRIBUTIONS  DISTRIBUTIONS   ASSET                                  TO AVERAGE
               VALUE,        NET       GAINS OR    FROM NET         FROM       VALUE,                   NET ASSETS     NET ASSETS
            BEGINNING OF  INVESTMENT (LOSSES) ON  INVESTMENT       CAPITAL     END OF       TOTAL        END OF        (EXCLUDING
               PERIOD       INCOME    SECURITIES    INCOME          GAINS      PERIOD       RETURN     PERIOD (000)     WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
CLASS E+
2000
1999         $34.77         $0.57         $5.68    $(0.45)       $(0.34)      $40.23         18.29%   $1,606,449          0.54%
1998          24.10          0.45         10.88     (0.45)        (0.21)       34.77         47.62     1,300,924          0.54
1997          20.88          0.46          3.54     (0.45)        (0.33)       24.10         19.46       835,889          0.54
1996          16.40          0.44          4.72     (0.37)        (0.31)       20.88         31.88       630,566          0.35


             RATIO OF NET
             INVESTMENT                RATIO OF
               INCOME                    NET
             TO AVERAGE   RATIO OF     INVESTMENT
             NET ASSETS   EXPENSES      INCOME     PORTFOLIO
             (EXCLUDING  TO AVERAGE    TO AVERAGE   TURNOVER
               WAIVERS)  NET ASSETS    NET ASSETS     RATE
--------------------------------------------------------------------
S&P 500 INDEX FUND
CLASS E+
2000
1999          0.97%         0.25%           1.26%     7%
1998          1.26          0.25            1.55      4
1997          1.74          0.25            2.03      2
1996          2.21          0.25            2.31      3


(+) ON JULY 31, 1997 THE BOARD OF TRUSTEES APPROVED THE RENAMING OF THE CLASS A
    SHARES TO CLASS E SHARES.

                                THE PILLAR FUNDS

INVESTMENT ADVISOR

Fleet Investment Advisors Inc.
100 Federal Street
Boston, Massachusetts 02109

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about The Pillar Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated April 30, 2001, includes detailed information about The Pillar Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-932-7782

BY MAIL: Write to us

The Pillar Funds
P.O. Box 8523
Boston, MA 02266-8523

BY INTERNET:  WWW.PILLARFUNDS.COM

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Pillar Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

The Pillar Funds' Investment Company Act registration number is 811-6509.


The Pillar Funds, Pillar, the stylized "P" logo and Your Investment Foundation are registered service marks of Fleet National Bank. pillarfunds.com is a service mark of Fleet National Bank. Summit, Summit Bank, Summit Bancorp, Summit Financial Services Group and Reach Higher are registered service marks of FleetBoston Financial Corporation.